Exhibit 99.1
Fastly Announces Third Quarter 2024 Financial Results

Reports GAAP loss of $38.0 million and record non-GAAP income of $2.4 million
Delivers record adjusted EBITDA of $13.3 million

SAN FRANCISCO — November 6, 2024 — Fastly, Inc. (NYSE: FSLY), a leader in global edge cloud platforms, today announced financial results for its third quarter ended September 30, 2024.
“Fastly delivered significant upside on our revenue guidance in Q3 along with record non-GAAP net income and adjusted EBITDA,” said Todd Nightingale, CEO of Fastly. “This was driven by better-than-expected strength in some of our largest customers, continued share gains outside of our top ten customers, and faster-than-projected execution of our restructuring.”

“Our transformation initiatives are helping us focus on the broader market with revenue outside of our ten largest customers growing 20% year-over-year,” continued Nightingale. “This diversification of our revenue base will drive more reliable, predictable long-term growth, enabling us to invest in continued edge cloud innovation and go-to-market reach.”

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Revenue	$137,206	$127,816	$403,097	$368,211
Gross margin
GAAP gross margin	54.5%	51.7%	54.8%	51.8%
Non-GAAP gross margin	57.7%	55.9%	58.3%	56.0%
Operating loss
GAAP operating loss	$(40,590)	$(58,342)	$(133,584)	$(155,444)
Non-GAAP operating loss	$(520)	$(12,552)	$(22,857)	$(34,411)
Net income (loss) per share
GAAP net loss per common share — basic and diluted	$(0.27)	$(0.42)	$(0.91)	$(0.86)
Non-GAAP net income (loss) per common share — basic and diluted	$0.02	$(0.06)	$(0.10)	$(0.18)
For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.
Third Quarter 2024 Financial Summary
•Total revenue of $137.2 million, representing 7% year-over-year growth. Network services revenue of $107.4 million, representing 5% year-over-year growth. Security revenue of $26.2 million, representing 12% year-over-year growth. Other revenue of $3.6 million, representing 85% year-over-year growth. Network services revenue includes solutions designed to improve performance of websites, apps, APIs, and digital media. Security revenue includes products designed to protect websites, apps, APIs, and users. Other revenue includes Compute and Observability solutions.
•GAAP gross margin of 54.5%, compared to 51.7% in the third quarter of 2023. Non-GAAP gross margin of 57.7%, compared to 55.9% in the third quarter of 2023.
•GAAP net loss of $38.0 million, compared to $54.3 million in the third quarter of 2023. Non-GAAP net income of $2.4 million, compared to non-GAAP net loss of $8.0 million in the third quarter of 2023.
•GAAP net loss per basic and diluted share of $0.27, compared to $0.42 in the third quarter of 2023. Non-GAAP net income per diluted share of $0.02, compared to non-GAAP net loss per basic and diluted share of $0.06 in the third quarter of 2023.
Key Metrics
•Enterprise customer1 count was 576 in the third quarter, down 25 from the second quarter of 2024. Total customer count1 was 3,638 in the third quarter, up 343 from the second quarter of 2024.

•Fastly's top ten customers accounted for 33% of revenue in the third quarter compared to 40% in the third quarter of 2023. Revenue from the top ten customers declined 11% year-over-year compared to revenue growth of 20% year-over-year from customers outside the top ten.
•Last 12-month net retention rate (LTM NRR)2 decreased to 105% in the third quarter from 110% in the second quarter of 2024.
~~•~~Remaining performance obligations (RPO)3 were $235 million, up 6% from $223 million in the second quarter of 2024.
Third Quarter Business and Product Highlights
•Fastly Threat Insights Report revealed 91% of cyberattacks now target multiple organizations using mass scanning.
•Fastly’s “Bots Wars: How Bad Bots are Hurting Businesses” research revealed 59% of organizations reported an increase in bot attacks over the past year, with significant attacks costing organizations $2.9 million on average.
•Hosted Xcelerate Sydney, a curated customer event bringing together thought leaders and industry pioneers for a jam-packed day of innovation.
•Enhanced Fastly Next-Gen WAF with new capabilities that reduced the time to activate the product, enriched detection signals, and provided additional context to data with Country and IP Corp/Site lists.
•Updated Fastly Bot Management with new bot analysis capability to provide customers with visibility and control of their bot management expenses, while also enabling customers to provide logos for bot challenges.
•Enhanced the Fastly trials experience with access to combined trials for full product lines, helping customers discover new tools and unlock the full value of the Fastly Edge Cloud Platform.
•Added the Fastly Support Portal to the Fastly single sign-on experience, allowing customers to seamlessly navigate across the Fastly Control Panel, Next-Gen WAF Console and Support Portal.

Fourth Quarter and Full Year 2024 Guidance

	Q4 2024	Full Year 2024
Total Revenue (millions)	$136.0 - $140.0	$539.0 - $543.0
Non-GAAP Operating Loss (millions)	($5.0) - ($1.0)	($28.0) - ($24.0)
Non-GAAP Net Income (Loss) per share (4)(5)	($0.02) - $0.02	($0.12) - ($0.08)
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.
Conference Call Information

Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, November 6, 2024.

Date: Wednesday, November 6, 2024
Time: 1:30 p.m. PT / 4:30 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, November 6 through November 20, 2024 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.

About Fastly, Inc.
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver online experiences that are fast, safe, and engaging through edge compute, delivery, security, and observability offerings that improve site performance, enhance security, and empower innovation at global scale. Compared to other providers, Fastly’s powerful, high-performance, and modern platform architecture empowers developers to deliver secure websites and apps with rapid time-to-market and demonstrated, industry-leading cost savings. Organizations around the world trust Fastly to help them upgrade the internet experience, including Reddit, Neiman Marcus, Universal Music Group, and SeatGeek. Learn more about Fastly at https://www.fastly.com, and follow us @fastly.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, our operating performance, our ability to innovate, the success of our products and product enhancements, investment in continued edge cloud innovation, the capabilities of Fastly Next-Gen WAF, the capabilities of Fastly Bot Management, expectations regarding customer experiences with the Fastly trials experience and Support Portal, our customer acquisition and go-to-market efforts, our ability to monetize, expectations regarding customer mix and diversification of our revenue base, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including those more fully described in Fastly’s Annual Report on Form 10-K for the year ended December 31, 2023, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this press release.
Key Metrics
1 Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
2 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3 Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4 Non-GAAP Net Income (Loss) per share is calculated as Non-GAAP Net Income (Loss) divided by weighted average basic shares for 2024.
5 Assumes weighted average basic shares outstanding of 141.0 million in Q4 2024 and 137.5 million for the full year 2024.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Revenue	$137,206	$127,816	$403,097	$368,211
Cost of revenue(1)	62,466	61,730	182,222	177,657
Gross profit	74,740	66,086	220,875	190,554
Operating expenses:
Research and development(1)	31,884	39,068	105,238	113,920
Sales and marketing(1)	45,994	51,043	148,560	143,111
General and administrative(1)	27,173	30,001	87,245	84,651
Impairment expense	559	4,316	3,696	4,316
Restructuring charges	9,720	—	9,720	—
Total operating expenses	115,330	124,428	354,459	345,998
Loss from operations	(40,590)	(58,342)	(133,584)	(155,444)
Net gain on extinguishment of debt	—	—	—	36,760
Interest income	3,819	4,908	11,604	13,602
Interest expense	(473)	(862)	(1,516)	(3,307)
Other expense, net	(317)	(16)	(213)	(1,069)
Loss before income tax expense	(37,561)	(54,312)	(123,709)	(109,458)
Income tax expense (benefit)	455	(1)	1,463	244
Net loss	$(38,016)	$(54,311)	$(125,172)	$(109,702)
Net loss per share attributable to common stockholders, basic and diluted	$(0.27)	$(0.42)	$(0.91)	$(0.86)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	139,237	129,873	137,097	127,735
__________
(1)Includes stock-based compensation expense as follows:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Cost of revenue	$1,911	$2,860	$6,734	$8,378
Research and development	7,378	12,122	25,684	35,808
Sales and marketing	7,113	9,061	22,014	25,643
General and administrative	8,614	11,670	28,553	31,027
Total	$25,016	$35,713	$82,985	$100,856

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Gross profit
GAAP gross profit	$74,740	$66,086	$220,875	$190,554
Stock-based compensation	1,911	2,860	6,734	8,378
Amortization of acquired intangible assets	2,475	2,475	7,425	7,425
Non-GAAP gross profit	$79,126	$71,421	$235,034	$206,357
GAAP gross margin	54.5%	51.7%	54.8%	51.8%
Non-GAAP gross margin	57.7%	55.9%	58.3%	56.0%

Research and development
GAAP research and development	$31,884	$39,068	$105,238	$113,920
Stock-based compensation	(7,378)	(10,426)	(25,684)	(34,112)
Executive transition costs	—	(2,406)	—	(2,406)
Non-GAAP research and development	$24,506	$26,236	$79,554	$77,402

Sales and marketing
GAAP sales and marketing	$45,994	$51,043	$148,560	$143,111
Stock-based compensation	(7,113)	(9,061)	(22,014)	(25,643)
Amortization of acquired intangible assets	(2,300)	(2,576)	(6,901)	(7,726)
Non-GAAP sales and marketing	$36,581	$39,406	$119,645	$109,742

General and administrative
GAAP general and administrative	$27,173	$30,001	$87,245	$84,651
Stock-based compensation	(8,614)	(11,670)	(28,553)	(31,027)
Non-GAAP general and administrative	$18,559	$18,331	$58,692	$53,624

Operating loss
GAAP operating loss	$(40,590)	$(58,342)	$(133,584)	$(155,444)
Stock-based compensation	25,016	34,017	82,985	99,160
Restructuring charges	9,720	—	9,720	—
Executive transition costs	—	2,406	—	2,406
Amortization of acquired intangible assets	4,775	5,051	14,326	15,151
Impairment expense	559	4,316	3,696	4,316
Non-GAAP operating loss	$(520)	$(12,552)	$(22,857)	$(34,411)

Net loss
GAAP net loss	$(38,016)	$(54,311)	$(125,172)	$(109,702)
Stock-based compensation	25,016	34,017	82,985	99,160
Restructuring charges	9,720	—	9,720	—
Executive transition costs	—	2,406	—	2,406
Amortization of acquired intangible assets	4,775	5,051	14,326	15,151
Net gain on extinguishment of debt	—	—	—	(36,760)
Impairment expense	559	4,316	3,696	4,316
Amortization of debt discount and issuance costs	358	502	1,061	2,021
Non-GAAP net income (loss)	$2,412	$(8,019)	$(13,384)	$(23,408)

Non-GAAP net income (loss) per common share — basic and diluted	$0.02	$(0.06)	$(0.10)	$(0.18)
Weighted average basic common shares	139,237	129,873	137,097	127,735
Weighted average diluted common shares	143,415	129,873	137,097	127,735

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited) (continued)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Reconciliation of GAAP to Non-GAAP diluted shares
GAAP diluted shares	139,237	129,873	137,097	127,735
Other dilutive equity awards	4,178	—	—	—
Non-GAAP diluted shares	143,415	129,873	137,097	127,735
Non-GAAP diluted net income (loss) per share	$0.02	$(0.06)	$(0.10)	$(0.18)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Adjusted EBITDA
GAAP net loss	$(38,016)	$(54,311)	$(125,172)	$(109,702)
Stock-based compensation	25,016	34,017	82,985	99,160
Restructuring charges	9,720	—	9,720	—
Executive transition costs	—	2,406	—	2,406
Net gain on extinguishment of debt	—	—	—	(36,760)
Impairment expense	559	4,316	3,696	4,316
Depreciation and other amortization	13,781	13,202	40,624	38,412
Amortization of acquired intangible assets	4,775	5,051	14,326	15,151
Amortization of debt discount and issuance costs	358	502	1,061	2,021
Interest income	(3,819)	(4,908)	(11,604)	(13,602)
Interest expense	115	360	455	1,286
Other expense, net	317	16	213	1,069
Income tax expense (benefit)	455	(1)	1,463	244
Adjusted EBITDA	$13,261	$650	$17,767	$4,001

Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of September 30, 2024	As of December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$217,514	$107,921
Marketable securities, current	90,733	214,799
Accounts receivable, net of allowance for credit losses	116,800	120,498
Prepaid expenses and other current assets	28,011	20,455
Total current assets	453,058	463,673
Property and equipment, net	180,288	176,608
Operating lease right-of-use assets, net	47,700	55,212
Goodwill	670,356	670,356
Intangible assets, net	47,776	62,475
Marketable securities, non-current	—	6,088
Other assets	72,576	90,779
Total assets	$1,471,754	$1,525,191
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,354	$5,611
Accrued expenses	40,854	61,818
Finance lease liabilities, current	4,882	15,684
Operating lease liabilities, current	23,857	24,042
Other current liabilities	33,261	40,539
Total current liabilities	114,208	147,694
Long-term debt	344,498	343,507
Finance lease liabilities, non-current	—	1,602
Operating lease liabilities, non-current	40,565	48,484
Other long-term liabilities	3,029	4,416
Total liabilities	502,300	545,703
Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	1,929,397	1,815,245
Accumulated other comprehensive loss	(22)	(1,008)
Accumulated deficit	(959,924)	(834,752)
Total stockholders’ equity	969,454	979,488
Total liabilities and stockholders’ equity	$1,471,754	$1,525,191

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Cash flows from operating activities:
Net loss	$(38,016)	$(54,311)	$(125,172)	$(109,702)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,656	13,055	40,251	38,015
Amortization of intangible assets	4,900	5,175	14,699	15,525
Non-cash lease expense	5,463	5,464	16,819	17,227
Amortization of debt discount and issuance costs	358	501	1,061	2,020
Amortization of deferred contract costs	4,773	4,082	13,877	11,253
Stock-based compensation	25,016	35,713	82,985	100,856
Deferred income taxes	339	—	900	—
Provision for credit losses	1,054	211	2,400	1,311
(Gain) loss on disposals of property and equipment	—	(42)	444	505
Amortization of premiums (discounts) on investments	(1,064)	(403)	(3,466)	344
Impairment of operating lease right-of-use assets	371	401	371	588
Impairment expense	559	4,316	3,696	4,316
Net gain on extinguishment of debt	—	—	—	(36,760)
Other adjustments	520	71	83	(257)
Changes in operating assets and liabilities:
Accounts receivable	(3,976)	(20,538)	1,298	(10,355)
Prepaid expenses and other current assets	(2,589)	5,019	(7,420)	4,602
Other assets	(2,705)	(4,286)	(7,729)	(16,269)
Accounts payable	4,754	314	4,514	1,258
Accrued expenses	2,707	340	(4,142)	(6,253)
Operating lease liabilities	(7,329)	(4,505)	(19,341)	(16,937)
Other liabilities	(3,789)	1,033	(4,942)	6,452
Net cash provided by (used in) operating activities	5,002	(8,390)	11,186	7,739
Cash flows from investing activities:
Purchases of marketable securities	(37,902)	(73,091)	(155,099)	(73,091)
Sales of marketable securities	—	1	—	775
Maturities of marketable securities	113,032	86,030	289,709	428,125
Advance payment for purchase of property and equipment	—	—	(790)	—
Purchases of property and equipment	(1,996)	(325)	(5,361)	(8,283)
Proceeds from sale of property and equipment	—	13	24	49
Capitalized internal-use software	(6,818)	(4,951)	(20,492)	(15,390)
Net cash provided by investing activities	66,316	7,677	107,991	332,185
Cash flows from financing activities:
Cash paid for debt extinguishment	—	—	—	(196,934)
Repayments of finance lease liabilities	(3,296)	(6,041)	(12,404)	(21,243)
Payment of deferred consideration for business acquisitions	—	—	(3,771)	(4,393)
Proceeds from exercise of vested stock options	19	1,137	310	2,008
Proceeds from employee stock purchase plan	2,168	2,222	6,083	7,009
Net cash used in financing activities	(1,109)	(2,682)	(9,782)	(213,553)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	109	(47)	48	538
Net increase (decrease) in cash, cash equivalents, and restricted cash	70,318	(3,442)	109,443	126,909
Cash, cash equivalents, and restricted cash at beginning of period	147,196	273,892	108,071	143,541
Cash, cash equivalents, and restricted cash at end of period	217,514	270,450	217,514	270,450
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	217,514	270,300	217,514	270,300
Restricted cash, current	—	150	—	150
Total cash, cash equivalents, and restricted cash	$217,514	$270,450	$217,514	$270,450

Free Cash Flow
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$5,002	$(8,390)	$11,186	$7,739
Capital expenditures(1)	(12,110)	(11,304)	(38,233)	(44,867)
Advance payment for purchase of property and equipment(2)	—	—	(790)	—
Free Cash Flow	$(7,108)	$(19,694)	$(27,837)	$(37,128)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the nine months ended September 30, 2024, we received $11.9 million of capital equipment that was prepaid prior to the current quarter, as reflected in the supplemental disclosure of our statement of cash flows.

Contacts
Investor Contact
Vernon Essi, Jr.
ir@fastly.com

Media Contact
Spring Harris
press@fastly.com

Source: Fastly, Inc.